UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: (811- 05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: December 31, 2008

Date of reporting period: January 1, 2008— December 31, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|08

Annual report

Putnam VT
Vista Fund

Putnam
INVESTMENTS

Putnam VT Vista Fund

Putnam Investments is pleased to provide this annual report for shareholders of Putnam Variable Trust, a variable annuity offering you access to 28 funds and a wide range of investment choices. Putnam Variable Trust funds are the underlying investments for the variable insurance product subaccounts.

We are pleased to announce several important changes to our equity fund lineup and portfolio management under President and Chief Executive Officer Robert L. Reynolds. Key among them is replacing the team management structure of Putnam equity funds with a more nimble decision-making process that vests full authority and responsibility with individual fund managers. The portfolio manager of Putnam VT Vista Fund is Raymond Haddad, who joined the company in 2000 and has 12 years of investment industry experience. In other moves aimed at achieving performance excellence, Putnam has bolstered its ranks of seasoned equity analysts with several important hires.

INVESTMENT OBJECTIVE
Capital appreciation

PORTFOLIO
Common stocks of midsize companies believed to have potential for capital growth

NET ASSET VALUE	December 31, 2008
Class IA	$8.50
Class IB	$8.31

PERFORMANCE SUMMARY

Total return at net asset value	Class	Class
(as of 12/31/08)	IA Shares*	IB Shares†

1 year	-45.41%	-45.54%

5 years	-19.66	-20.71

Annualized	-4.28	-4.54

10 years	-27.03	-28.68

Annualized	-3.10	-3.32

Life	7.42	4.85

Annualized	0.60	0.40

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

*Class inception date: January 2, 1997.

†Class inception date: April 30, 1998. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would be lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

PORTFOLIO COMPOSITION

Portfolio composition will vary over time. Allocations represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the use of different classifications of securities for presentation purposes. Information is as of 12/31/08 and may not reflect trades entered into on that date.

MANAGEMENT TEAM’S REPORT AND OUTLOOK

Not only did the credit crisis of 2008 severely curtail the availability of financing to companies and consumers, it hurt the U.S. financial markets more significantly than initially anticipated. The effects were so drastic that many companies whose financial performance was holding up in the summer saw their operations nearly collapse in the fall. The events demonstrated how a lack of available credit can have swift and dire economic consequences. As a result, stocks of all market capitalization sizes, including mid-cap stocks, which depend more on the ready availability of credit than large-cap companies, were hit hard by persistent market sell-offs. In this extremely unfavorable environment, the fund’s class IA shares had a loss of 45.41% at net asset value for the 12 months ended December 31, 2008.

In mid-August, as the fund’s management observed that the credit crisis was spilling into emerging markets, it removed the fund’s overweight to the energy sector, because emerging-market energy usage is a key component of worldwide demand for energy and commodities. This decision helped fund performance during a difficult period. The largest individual contributor to returns during the year came from the auto parts retailer AutoZone. Although most of AutoZone’s business is from do-it-yourself customers, increased commercial demand for parts from auto repair shops pushed the stock higher. In the first half of 2008, before commodities corrected sharply, the fund benefited from its holdings in Cliffs Natural Resources, an iron ore mining company. Cliffs had profited from robust steel production (iron ore is one of the main materials for producing steel) in emerging-market countries, but the fund’s position in this holding was eliminated prior to the end of the year. Lastly, the fund’s position in the consumer staples company Church & Dwight

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contributed, as bargain-hunting consumers began to buy the company’s lower-priced household brands.

During the period, individual detractors from performance included NVIDIA, a manufacturer of semiconductors for consumer discretionary items. The company suffered from semiconductor oversupply and shrinking demand, and this holding was sold before period-end. In addition, the fund’s holdings in coal supplier Peabody Energy declined in price because the fund’s position in Peabody was not sold in time to avoid all of the effects of plunging commodity prices. Management is now rebuilding this position because it views Peabody as significantly undervalued.

Going forward, market participants will look for signs that the worst of the global economic downturn is behind us, but such signs remain elusive. However, the manager believes — contrary to consensus — that emerging-market economies will show signs of improvement before developed markets do. Management is gradually positioning the fund toward global sectors such as energy and materials. Management also plans to position the fund defensively in health-care stocks and with underweights to the consumer discretionary and technology sectors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow.

Cumulative total returns of a $10,000 investment in class IA and class IB shares at net asset value — since 12/31/98

The Russell Midcap Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. It is not possible to invest directly in an index.

FUND MANAGEMENT

The fund is managed by Raymond Haddad. He is also portfolio manager of Putnam VT OTC & Emerging Growth Fund‡. Raymond Haddad may also manage other retail mutual fund counterparts to the Putnam VT Funds discussed in this report or other accounts advised by Putnam Management or an affiliate.

‡ Merged into Putnam VT Vista Fund on February 17, 2009.

Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Understanding your VT fund’s expenses

As an investor in a variable annuity product that in turn invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information in this section, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. In addition, charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the table in this section, containing expense and value information, show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2008 to December 31, 2008. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. You may use the information in this part of the table to estimate the expenses that you paid over the period. Simply divide your account value by $1,000, and then multiply the result by the number in the first line (“Expenses paid per $1,000”) for the class of shares you own (using the first two class IA and class IB columns only).

Compare your fund’s expenses with those of other funds

You can also use this table to compare your fund’s expenses with those of other funds. The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other VT funds and mutual funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended December 31, 2008. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. During portions of the period, the fund limited expenses; had it not done so, expenses would have been higher.

			EXPENSES AND VALUE
	EXPENSES AND VALUE		OF A $1,000 INVESTMENT,
	OF A $1,000 INVESTMENT,		ASSUMING A HYPOTHETICAL
	ASSUMING ACTUAL RETURNS		5% ANNUALIZED RETURN
	FOR THE 6 MONTHS		FOR THE 6 MONTHS
	ENDED 12/31/08		ENDED 12/31/08

	Class IA	Class IB	Class IA	Class IB

VT Vista Fund
Expenses paid per $1,000	$3.30	$4.29	$4.22	$5.48
Ending value (after expenses)	$579.40	$578.70	$1,020.96	$1,019.71
Annualized expense ratio*	0.83%	1.08%	0.83%	1.08%
Lipper peer group avg. expense ratio†	0.89%	1.14%	0.89%	1.14%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average.The Lipper average is a simple average of expenses of the mutual funds serving as investment vehicles for variable insurance products in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage/service arrangements that may reduce subaccount expenses.To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect the 12b-1 fees carried by class IB shares. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times and for different periods.The fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal year-end data available for the peer group funds as of 12/31/08.

4

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually whether to approve the continuance of each fund’s management contract with Putnam Investment Management (“Putnam Management”) and, in respect of certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management’s affiliate, Putnam Investments Limited (“PIL”), and Putnam Management. In 2008, the Board of Trustees also approved a new sub-management contract, in respect of certain funds in Putnam Variable Trust, between PIL and Putnam Management, and a new sub-advisory contract, in respect of certain funds in Putnam Variable Trust, among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract, and in respect of certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts, effective July 1, 2008. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL and PAC as separate entities, except as otherwise indicated below, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes

5

in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of the funds in Putnam Variable Trust voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., the fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual Management	Total Expenses
	Fee (percentile)	(percentile)

Putnam VT Vista Fund	14th	24th

(Because a fund’s custom peer group is smaller than its broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not apply to your fund.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at current asset levels.

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In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered the Lipper peer group percentile rankings for the fund’s class IA share cumulative total return performance results at net asset value for the one-year, three-year and five-year periods ended December 31, 2007. This information is shown in the following table. (Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. In addition, results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer group for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds. Past performance is no guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 12/31/07	in category)	in category)	in category)

Putnam VT Vista Fund	95th (154)	86th (138)	78th (119)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

See page 9 for more recent Lipper performance ranking information for the fund. Past performance is no guarantee of future results.

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The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended December 31, 2007. The Trustees considered recent portfolio management team changes, as well as Putnam Management’s belief that the research centralization efforts underway in the equity space at Putnam will strengthen the fund’s investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and enhance the fund’s performance potential.

* * *

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

8

More Recent Peer Group Rankings

More recent Lipper percentile rankings are shown for the fund in the following table. Note that this information was not available to the Trustees when they approved the continuance of the funds’ management contract. The table shows the Lipper peer group percentile rankings of the fund’s class IA share total return performance at net asset value. These rankings were determined on an annualized basis and are for the one-year, five-year, and ten-year periods ended on the most recent calendar quarter (December 31, 2008). Where applicable, the table also shows the fund’s rank among the total number of funds in its peer group for the respective periods; this information is indicated in parentheses following the percentile. Note that the first percentile denotes the best performing funds and the 100th percentile denotes the worst performing funds.

	One-year	Five-year	Ten-year
IA Share as of 12/31/08	period rank	period rank	period rank

Putnam VT Vista Fund	50% (72/143)	73% (86/118)	82% (35/42)
Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

9

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Vista Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Vista Fund (the “fund”) at December 31, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2009

10

Putnam VT Vista Fund

The fund’s portfolio
12/31/08

COMMON STOCKS (98.0%)*

	Shares	Value

Airlines (0.9%)
UAL Corp.	107,000	$1,179,140
		1,179,140

Automotive (0.5%)
Copart, Inc. †	26,300	715,097
		715,097

Banking (4.0%)
BOK Financial Corp.	2,534	102,374
Commerce Bancshares, Inc.	21,905	962,725
Northern Trust Corp.	40,900	2,132,526
People’s United Financial, Inc.	78,000	1,390,740
TCF Financial Corp.	45,600	622,896
UMB Financial Corp.	5,380	264,373
		5,475,634

Biotechnology (3.2%)
Alexion Pharmaceuticals, Inc. †	18,500	669,515
Genzyme Corp. †	18,600	1,234,482
Martek Biosciences Corp. †	44,663	1,353,736
Medicines Co. †	39,800	586,254
Viropharma, Inc. †	45,100	587,202
		4,431,189

Building materials (0.7%)
Lennox International, Inc.	30,800	994,532
		994,532

Chemicals (0.5%)
Mosaic Co. (The)	18,800	650,480
		650,480

Coal (2.2%)
Arch Coal, Inc.	70,400	1,146,816
Massey Energy Co.	84,544	1,165,862
Peabody Energy Corp.	31,600	718,900
		3,031,578

Commercial and consumer services (4.1%)
Dun & Bradstreet Corp. (The)	9,300	717,960
H&R Block, Inc.	137,900	3,133,088
Paychex, Inc.	29,100	764,748
Watson Wyatt Worldwide, Inc.
Class A	20,700	989,874
		5,605,670

Communications equipment (3.6%)
Comtech Telecommunications Corp. †	18,700	856,834
F5 Networks, Inc. †	70,100	1,602,486
Harris Corp.	40,400	1,537,220
Juniper Networks, Inc. †	53,700	940,287
		4,936,827

COMMON STOCKS (98.0%)* continued

	Shares	Value

Computers (1.9%)
ANSYS, Inc. †	35,900	$1,001,251
National Instruments Corp.	46,440	1,131,278
Teradata Corp. †	34,071	505,273
		2,637,802

Conglomerates (0.5%)
SPX Corp.	18,500	750,175
		750,175

Consumer goods (1.4%)
Church & Dwight Co., Inc.	35,600	1,997,872
		1,997,872

Consumer services (0.7%)
FTI Consulting, Inc. †	21,600	965,088
		965,088

Distribution (0.6%)
Spartan Stores, Inc.	33,286	773,900
		773,900

Electric utilities (1.0%)
DTE Energy Co.	20,200	720,534
Hawaiian Electric Industries, Inc.	27,200	602,208
		1,322,742

Electrical equipment (0.5%)
Rockwell Automation, Inc.	19,800	638,352
		638,352

Electronics (2.1%)
Altera Corp.	73,900	1,234,869
International Rectifier Corp. †	26,700	360,450
Marvell Technology Group, Ltd.
(Bermuda) †	92,700	618,309
Microchip Technology, Inc.	36,400	710,892
		2,924,520

Energy (other) (1.2%)
Covanta Holding Corp. †	75,000	1,647,000
		1,647,000

Engineering and construction (1.6%)
Fluor Corp.	49,100	2,203,117
		2,203,117

Entertainment (0.9%)
Dreamworks Animation SKG, Inc.
Class A †	50,600	1,278,156
		1,278,156

Environmental (0.6%)
Foster Wheeler, Ltd. †	36,400	851,032
		851,032

Financial (0.8%)
Nasdaq OMX Group, Inc. (The) †	45,000	1,111,950
		1,111,950

11

Putnam VT Vista Fund

COMMON STOCKS (98.0%)* continued

	Shares	Value

Food (2.1%)
Dean Foods Co. †	80,700	$1,450,179
H.J. Heinz Co.	37,200	1,398,720
		2,848,899

Health-care services (3.7%)
Express Scripts, Inc. †	44,000	2,419,120
Omnicare, Inc.	24,100	669,016
Quest Diagnostics, Inc.	40,000	2,076,400
		5,164,536

Insurance (1.9%)
AON Corp.	20,900	954,712
W.R. Berkley Corp.	52,400	1,624,400
		2,579,112

Investment banking/Brokerage (2.8%)
BlackRock, Inc.	8,700	1,167,105
Eaton Vance Corp.	53,200	1,117,732
Greenhill & Co., Inc.	11,100	774,447
TD Ameritrade Holding Corp. †	57,700	822,225
		3,881,509

Machinery (2.6%)
AGCO Corp. †	36,300	856,317
Bucyrus International, Inc. Class A	43,100	798,212
Joy Global, Inc.	39,900	913,311
Wabtec Corp.	24,500	973,875
		3,541,715

Manufacturing (4.1%)
Dover Corp.	40,900	1,346,428
ITT Corp.	36,900	1,697,031
Matthews International Corp.
Class A	46,068	1,689,774
Shaw Group, Inc. †	41,500	849,505
Teleflex, Inc.	2,757	138,126
		5,720,864

Medical technology (5.9%)
C.R. Bard, Inc.	27,300	2,300,298
Edwards Lifesciences Corp. †	26,337	1,447,218
Haemonetics Corp. †	10,100	570,650
Luminex Corp. †	11,531	246,302
St. Jude Medical, Inc. †	72,400	2,386,304
Techne Corp.	12,200	787,144
Volcano Corp. †	26,300	394,500
		8,132,416

Metals (3.9%)
Agnico-Eagle Mines, Ltd. (Canada) †	36,000	1,847,880
AK Steel Holding Corp.	32,473	302,648
Goldcorp, Inc.
(Toronto Exchange) (Canada)	50,800	1,601,724
United States Steel Corp.	43,500	1,618,200
		5,370,452

COMMON STOCKS (98.0%)* continued

	Shares	Value

Natural gas utilities (1.1%)
Southwestern Energy Co. †	50,200	$1,454,294
		1,454,294

Oil and gas (8.6%)
Cabot Oil & Gas Corp. Class A	47,800	1,242,800
Chesapeake Energy Corp.	105,500	1,705,935
Comstock Resources, Inc. †	22,100	1,044,225
Continental Resources, Inc. †	44,600	923,666
Denbury Resources, Inc. †	56,300	614,796
EXCO Resources, Inc. †	28,302	256,416
McMoRan Exploration Co. †	82,568	809,166
Noble Energy, Inc.	31,700	1,560,274
Penn Virginia Corp.	21,940	570,001
Range Resources Corp.	39,200	1,348,088
Whiting Petroleum Corp. †	54,156	1,812,060
		11,887,427

Pharmaceuticals (6.2%)
Cephalon, Inc. †	27,700	2,134,008
King Pharmaceuticals, Inc. †	135,900	1,443,258
OSI Pharmaceuticals, Inc. †	26,600	1,038,730
Owens & Minor, Inc.	27,600	1,039,140
Valeant Pharmaceuticals
International †	68,300	1,564,070
Watson Pharmaceuticals, Inc. †	49,800	1,323,186
		8,542,392

Publishing (1.3%)
Wiley (John) & Sons, Inc. Class A	49,600	1,764,768
		1,764,768

Retail (5.5%)
Advance Auto Parts, Inc.	67,800	2,281,470
AutoZone, Inc. †	20,100	2,803,347
BJ’s Wholesale Club, Inc. †	30,800	1,055,208
TJX Cos., Inc. (The)	67,700	1,392,589
		7,532,614

Schools (2.3%)
Apollo Group, Inc. Class A †	23,600	1,808,232
Career Education Corp. †	43,200	775,008
ITT Educational Services, Inc. †	6,100	579,378
		3,162,618

Semiconductor (1.3%)
Hittite Microwave Corp. †	17,600	518,496
Maxim Integrated Products, Inc.	109,800	1,253,916
		1,772,412

Software (4.5%)
Autodesk, Inc. †	37,800	742,770
BMC Software, Inc. † #	37,519	1,009,636
Intuit, Inc. †	29,000	689,910
Mantech International Corp.
Class A †	16,000	867,040

12

Putnam VT Vista Fund

COMMON STOCKS (98.0%)* continued

	Shares	Value

Software continued
McAfee, Inc. †	59,300	$2,050,001
Red Hat, Inc. †	62,600	827,572
		6,186,929

Staffing (0.6%)
Hewitt Associates, Inc. Class A †	31,500	893,970
		893,970

Technology (0.9%)
Affiliated Computer Services, Inc.
Class A †	28,700	1,318,765
		1,318,765

Technology services (1.8%)
SAIC, Inc. †	103,300	2,012,284
Sohu.com, Inc. (China) †	10,500	497,070
		2,509,354

Telecommunications (1.7%)
American Tower Corp. Class A †	52,200	1,530,504
Nice Systems, Ltd. ADR (Israel) †	38,681	869,162
		2,399,666

Waste Management (1.1%)
Stericycle, Inc. †	28,900	1,505,112
		1,505,112

Water Utilities (0.6%)
Aqua America, Inc.	42,766	880,552
		880,552

Total common stocks (cost $155,755,105)		$135,172,229

PURCHASED OPTIONS OUTSTANDING (—%)*

	Expiration date/	Contract
	strike price	amount	Value

BJ’s Restaurants, Inc.
(Put)	Mar-09/$8.96	$6,366	$6,854
California Pizza
Kitchen, Inc. (Put)	Mar-09/8.96	6,472	4,940
Chipotle Mexican
Grill, Inc. (Put) (F)	Mar-09/54.86	1,046	5,746
Cracker Barrel Old
Country Store, Inc.
(Put)	Mar-09/17.66	3,260	5,007
Darden Restaurants,
Inc. (Put)	Mar-09/25.35	2,332	3,963
Jack in the Box, Inc.
(Put)	Mar-09/18.82	3,138	6,228
P.F. Chang’s China
Bistro, Inc. (Put)	Mar-09/18.50	3,065	3,275
Texas Roadhouse, Inc.
(Put)	Mar-09/6.41	8,839	7,933
The Steak n Shake
Company (Put)	Mar-09/5.48	10,907	7,502

PURCHASED OPTIONS OUTSTANDING (—%)* continued

	Expiration date/	Contract
	strike price	amount	Value

Tim Hortons, Inc. (Put) (F)	Mar-09/$24.46	$2,450	$2,457
Sonic Corp. (Put) (F)	Mar-09/10.78	5,378	6,997

Total purchased options outstanding (cost $81,840)			$60,902

SHORT-TERM INVESTMENTS (7.4%)*

Principal amount/shares		Value

Federated Prime Obligations Fund	9,657,144	$9,657,144
U.S. Treasury Cash Management
Bills for an effective yield
ranging from 0.70% to 0.88%,
May 15, 2009 #	$600,000	598,036
U.S. Treasury Bills for an
effective yield of 0.31%,
November 19, 2009 #	10,000	9,944

Total short-term investments (cost $10,265,168)		$10,265,124

Total investments (cost $166,102,113)		$145,498,255

* Percentages indicated are based on net assets of $137,919,125.

† Non-income-producing security.

# A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at December 31, 2008.

(F) Is valued at fair value following procedures approved by theTrustees. Securities may be classified as a Level 2 or Level 3 for FASB 157 disclosures based on the securities valuation inputs. On December 31, 2008, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

At December 31, 2008, liquid assets totaling $58,804 have been designated as collateral for open options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

FUTURES CONTRACTS OUTSTANDING at 12/31/08

Number of			Expiration	Unrealized
	contracts	Value	date	appreciation

NASDAQ 100
Index E-Mini (Long)	11	$266,750	Mar-09	$5,983
Russell 2000 Index
Mini (Long)	3	148,110	Mar-09	8,064
S&P 500 Index (Long)	1	225,025	Mar-09	10,146
S&P Mid Cap 400
Index E-Mini (Long)	19	1,020,680	Mar-09	61,382

Total				$85,575

WRITTEN OPTIONS OUTSTANDING at 12/31/08
(premiums received $30,038)

	Contract	Expiration date/
	amount	strike price	Value

AK Steel Holding Corp. (Call)	$32,473	Jan-09/$12.50	$2,098

Total			$2,098

13

Putnam VT Vista Fund

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. The Standard establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2008:

		Other
	Investments in	financial
Valuation inputs	securities	instruments*

Level 1	$144,829,373	$85,575
Level 2	668,882	27,940
Level 3	—	—

Total	$145,498,255	$113,515

*Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
14

PUTNAM VARIABLE TRUST

Statement of Assets and Liabilities

December 31, 2008

Putnam VT
Vista
Fund

Assets
Investments in securities, at value (Note 1):
Unaffiliated issuers	$145,498,255
Cash	1,303
Foreign currency, at value (Note 1)	1
Dividends, interest, and other receivables	152,760
Receivable for shares of the fund sold	22,138
Receivable for securities sold	3,625,502
Receivable for variation margin (Note 1)	65,968
Receivable for investor servicing fees (Note 2)	1,168

Total assets	149,367,095

Liabilities
Payable for securities purchased	10,938,355
Payable for shares of the fund repurchased	112,754
Payable for compensation of Manager (Note 2)	235,259
Payable for custodian fees (Note 2)	11,746
Payable for Trustee compensation and expenses (Note 2)	78,016
Payable for administrative services (Note 2)	1,456
Payable for distribution fees (Note 2)	16,446
Written options outstanding, at value (Notes 1 and 3)	2,098
Other accrued expenses	51,840

Total liabilities	11,447,970

Net assets	$137,919,125

Represented by:
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$535,912,959
Undistributed net investment income (loss) (Note 1)	81,127
Accumulated net realized gain (loss) on investments (Note 1)	(377,584,618)
Net unrealized appreciation (depreciation) of investments	(20,490,343)

Total — Representing net assets applicable to capital
shares outstanding	$137,919,125

Computation of net asset value Class IA
Net Assets	$57,607,735
Number of shares outstanding	6,778,943
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$8.50
Computation of net asset value Class IB
Net Assets	$80,311,390
Number of shares outstanding	9,665,635
Net asset value, offering price and redemption
price per share (net assets divided by number
of shares outstanding)	$8.31

Cost of investments, (Note 1):
Unaffiliated issuers	$166,102,113
Premiums received on written options (Notes 1 and 3)	30,038
Cost of foreign currency (Note 1)	1

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
15

PUTNAM VARIABLE TRUST

Statement of Operations

Year ended December 31, 2008

Putnam VT
Vista
Fund

Investment income
Dividends	$1,700,557
Interest — unaffiliated issuers	49,809
Interest — affiliated issuers (Note 5)	163,182
Securities lending	133,414
Less: foreign taxes withheld	(719)

Total investment income	2,046,243

Expenses
Compensation of Manager (Note 2)	1,547,063
Investor servicing fees (Note 2)	72,372
Custodian fees (Note 2)	26,585
Trustee compensation and expenses (Note 2)	31,540
Administrative services (Note 2)	23,111
Distribution fees — class IB (Note 2)	344,406
Auditing	59,137
Legal	30,455
Other	120,356
Fees waived and reimbursed by Manager (Notes 2 and 5)	(5,220)

Total expenses	2,249,805

Expense reduction (Note 2)	(30,711)

Net expenses	2,219,094

Net investment income (loss)	(172,851)

Net realized gain (loss) on investments (Notes 1 and 3)	(78,988,136)
Net increase from payments by affiliates (Note 2)	33,870
Net realized gain (loss) on futures contracts (Note 1)	(4,285,667)
Net realized gain (loss) on written options (Notes 1 and 3)	31,691
Net unrealized appreciation (depreciation) of investments, written options,
and futures contracts during the year	(45,138,780)

Net gain (loss) on investments	(128,347,022)

Net increase (decrease) in net assets resulting
from operations	$(128,519,873)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
16

PUTNAM VARIABLE TRUST

Statement of Changes in Net Assets

	Putnam VT
	Vista Fund
	Year ended
	December 31	December 31
	2008	2007

Increase (decrease) in net assets
Operations:
Net investment income (loss)	$(172,851)	$(424,207)
Net realized gain (loss) on investments	(83,208,242)	56,454,846
Net unrealized appreciation (depreciation)
of investments	(45,138,780)	(38,659,998)

Net increase (decrease) in net assets
resulting from operations	(128,519,873)	17,370,641

Increase in capital from settlement payment (Note 6)	275,551	—
Increase (decrease) from capital share
transactions (Note 4)	(66,569,698)	(105,064,132)

Total increase (decrease) in net assets	(194,814,020)	(87,693,491)

Net assets:
Beginning of year	332,733,145	420,426,636

End of year	$137,919,125	$332,733,145

Undistributed net investment income (loss),
end of year	$81,127	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
17

PUTNAM VARIABLE TRUST
Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

			Net								Total			Ratio of net
	Net asset		realized and	Total	From	From				Net asset	return	Net	Ratio of	investment
	value,	Net	unrealized	from	net	net realized	From			value,	at net	assets,	expenses to	income (loss)	Portfolio
	beginning	investment	gain (loss) on	investment	investment	gain on	return of	Total	Non-recurring	end	asset	end of period	average net	to average	turnover
Period ended	of period	income (loss)(a,i)	investments	operations	income	investments	capital	distributions	reimbursements	of period	value (%)(b,c)	(in thousands)	assets (%)(b,d,i)	net assets (%)(i)	(%)

Putnam VT Vista Fund (Class IA)
December 31, 2008	$15.57	.01	(7.09)	(7.08)	—	—	—	—	.01(n)	$8.50	(45.41)	$57,608.80		.07	146.84
December 31, 2007	14.96	.01	.60	.61	—	—	—	—	—	15.57	4.08	140,020.76		.03	168.62
December 31, 2006	14.15	—(e)	.81	.81	—	—	—	—	—	14.96	5.72	184,895.80		.01	98.25
December 31, 2005	12.58	—(e,k)	1.57	1.57	—	—	—	—	—	14.15	12.48	234,261.74		(.01)(k)	71.15
December 31, 2004	10.58	(.03)	2.03	2.00	—	—	—	—	—	12.58	18.90	260,964.79		(.31)	93.49

Putnam VT Vista Fund (Class IB)
December 31, 2008	$15.26	(.02)	(6.94)	(6.96)	—	—	—	—	.01(n)	$8.31	(45.54)	$80,311	1.05	(.18)	146.84
December 31, 2007	14.70	(.03)	.59	.56	—	—	—	—	—	15.26	3.81	192,714	1.01	(.22)	168.62
December 31, 2006	13.94	(.03)	.79	.76	—	—	—	—	—	14.70	5.45	235,531	1.05	(.23)	98.25
December 31, 2005	12.43	(.03)(k)	1.54	1.51	—	—	—	—	—	13.94	12.15	258,209.99		(.25)(k)	71.15
December 31, 2004	10.48	(.06)	2.01	1.95	—	—	—	—	—	12.43	18.61	258,884	1.04	(.56)	93.49

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) The charges and expenses at the insurance company separate account level are not reflected.

(c) Total return assumes dividend reinvestment.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

(i) Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Market Fund during the period. As a result of such limitation and/or waivers, the expenses of the fund’s class IA and class IB shares reflect a reduction of the following amounts (Notes 2 and 5):

Percentage
of average
net assets

December 31, 2008	<0.01%

December 31, 2007	<0.01

December 31, 2006	<0.01

December 31, 2005	<0.01

December 31, 2004	<0.01

(k) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding broker allocation practices, which amounted to less than $0.01 per share and 0.03% of average net assets for class IA and IB shares for the period ended December 31, 2005.

(n) Reflects a non-recurring reimbursal from Putnam Management related to restitution payments in connection with a distribution plan approved by the SEC which amounted to $0.01 per share for the year ended December 31, 2008.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
18	19

PUTNAM VARIABLE TRUST

Notes to Financial Statements
December 31, 2008

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

Putnam VT Vista Fund (the “fund”) is one of a series of funds comprising Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in common stocks believed to have potential for capital growth.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably

20

expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

21

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2008, the fund had no securities out on loan.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

22

At December 31, 2008, the fund had a capital loss carryover of $376,396,598 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$109,654,899	December 31, 2009
161,305,547	December 31, 2010
23,278,091	December 31, 2011
82,158,061	December 31, 2016

I) Distributions to shareholders Distributions to share holders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, unrealized gains and losses on certain futures contracts and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended December 31, 2008, the fund reclassified $253,978 to increase undistributed net investment income and $304,533 to decrease paid-in-capital, with an increase to accumulated net realized losses of $50,555.

The tax basis components of distributable earnings and the
federal tax cost as of December 31, 2008, were as follows:

Unrealized appreciation	$4,918,414
Unrealized depreciation	(26,624,717)
—————————
Net unrealized depreciation	(21,706,303)
Undistributed ordinary income	81,127
Capital loss carryforward	(376,396,598)
Cost for federal income tax purposes	$167,204,558

J) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

K) Beneficial interest At December 31, 2008, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 45.5% of the fund is owned by accounts of one group of insurance companies.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE
SERVICES AND OTHER TRANSACTIONS

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. For the year ended December 31, 2008, Putnam Management did not waive any of its management fee from the fund.

Putnam Management voluntarily reimbursed the fund $33,870 for a trading error which occurred during the period. The effect of the loss incurred and the

23

reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets were provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management, provided investor servicing agent functions to the fund through December 31, 2008. Subsequent to December 31, 2008, these services were provided by Putnam Investor Services, Inc., another affiliate of Putnam Management. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. During the year ended December 31, 2008, the amounts incurred for investor servicing agent functions provided by PFTC are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended December 31, 2008, the fund’s expenses were reduced by $281 under the expense offset arrangements and by $30,430 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $334, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

24

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $342,818,557 and $414,490,183, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended December 31, 2008 are summarized as follows:

	Contract Amounts	Premiums Received

Written options outstanding at beginning of year	$—	$—

Options opened	41,505	61,729
Options exercised	—	—
Options expired	(9,032)	(31,691)
Options closed	—	—

Written options outstanding at end of year	$32,473	$30,038

NOTE 4

CAPITAL SHARES

At December 31, 2008, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Year ended December 31		Year ended December 31
	2008		2007

	Shares	Amount	Shares	Amount

Putnam VT Vista Fund Class IA
Shares sold	43,142	$529,684	63,611	$997,783
Shares issued in connection with reinvestment of distributions	—	—	—	—

	43,142	529,684	63,611	997,783
Shares repurchased	(2,257,172)	(29,150,405)	(3,428,652)	(53,760,902)

Net decrease	(2,214,030)	$(28,620,721)	(3,365,041)	$(52,763,119)

Putnam VT Vista Fund Class IB
Shares sold	272,024	$3,464,508	205,893	$3,179,117
Shares issued in connection with reinvestment of distributions	—	—	—	—

	272,024	3,464,508	205,893	3,179,117
Shares repurchased	(3,233,936)	(41,413,485)	(3,598,898)	(55,480,130)

Net decrease	(2,961,912)	$(37,948,977)	(3,393,005)	$(52,301,013)

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NOTE 5
INVESTMENT IN PUTNAM PRIME MONEY
MARKET FUND

The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended December 31, 2008, management fees paid were reduced by $5,220 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund were recorded as interest income in the Statement of operations and totaled $163,182 for the year ended December 31, 2008. During the year ended December 31, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $102,162,805 and $102,162,805, respectively.

NOTE 6
REGULATORY MATTERS AND LITIGATION

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Put nam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

In August 2008, the fund recorded a receivable from Putnam Management for $275,551 related to restitution payments in connection with a distribution plan approved by the SEC.

NOTE 7
NEW ACCOUNTING PRONOUNCEMENTS

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

NOTE 8
MARKET AND CREDIT RISK

In the normal course of business the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

NOTE 9
ACTIONS BY TRUSTEES

The Trustees of the Putnam Funds have approved a plan to merge Putnam VT OTC & Emerging Growth Fund into the fund. The transaction is expected to occur on February 17, 2009.

26

PUTNAM VARIABLE TRUST

Federal Tax Information
(Unaudited)

The fund has designated 100.00% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

27

PUTNAM VARIABLE TRUST
Brokerage Commissions
December 31, 2008 (Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are Putnam’s groupings of funds and these groups’ largest relationships based upon brokerage commissions for the 12 months ended December 31, 2008.

U.S. SMALL- AND MID-CAP GROUP

Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Putnam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap Core group are (in descending order) Morgan Stanley & Co., UBS Securities, Citigroup Global Markets, Credit Suisse First Boston, and Merrill Lynch, Pierce, Fenner and Smith. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the 12 months ended December 31, 2008.

Commissions paid to the next 10 firms together represented approximately 34% of the total brokerage commissions paid during the period. These firms are Barclays Capital, SG Cowen Securities, Goldman, Sachs & Co., Lehman Brothers, J.P.Morgan Securities, Oppenheimer & Co., Piper Jaffray & Co., RBC Capital Markets, Wachovia Securities, and Weeden & Co.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.

28

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds
December 31, 2008

Jameson A. Baxter (Born 1943), Trustee since 1994, Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta (Born 1946), Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948), Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

29

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Charles E. Haldeman, Jr.* (Born 1948), Trustee since 2004 and President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam in 2002, he held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill (Born 1942), Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947), Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

30

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Elizabeth T. Kennan (Born 1938), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949), Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson (Born 1945), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951), Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

31

PUTNAM VARIABLE TRUST

Trustees of the Putnam Funds (Continued)
December 31, 2008

Robert L. Reynolds* (Born 1952), Trustee since 2008

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, and a member of Putnam Investments’ Executive Board of Directors. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

Richard B. Worley (Born 1945), Trustee since 2004 Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2008, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an“interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management, LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

32

PUTNAM VARIABLE TRUST

Officers of the Putnam Funds
December 31, 2008

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Associate	Vice President and Chief Legal Officer
Treasurer, and Compliance Liaison	Since 2004
Since 1989
Senior Managing Director, Putnam Investments, Putnam Manage-
Jonathan S. Horwitz (Born 1955)	ment and Putnam Retail Management. Prior to 2004, General
Senior Vice President and Treasurer	Counsel, State Street Research & Management Company
Since 2004
Robert R. Leveille (Born 1969)
Prior to 2004, Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	Managing Director, Putnam Investments, Putnam Management,
Since 2002	and Putnam Retail Management. Prior to 2004, member of Bell
Boyd & Lloyd LLC. Prior to 2003, Vice President and Senior
Senior Managing Director, Putnam Investments	Counsel, Liberty Funds Group LLC

Janet C. Smith (Born 1965)	Mark C. Trenchard (Born 1962)
Vice President, Principal Accounting Officer	Vice President and BSA Compliance Officer
and Assistant Treasurer	Since 2002
Since 2007
Managing Director, Putnam Investments
Managing Director, Putnam Investments
and Putnam Management	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Susan G. Malloy (Born 1957)	Since 1993
Vice President and Assistant Treasurer
Since 2007	Wanda M. McManus (Born 1947)
Vice President, Senior Associate Treasurer and Assistant Clerk
Managing Director, Putnam Investments	Since 2005

Beth S. Mazor (Born 1958)	Senior Associate Treasurer/Assistant Clerk of Funds
Vice President
Since 2002	Nancy E. Florek (Born 1957)
Vice President, Assistant Clerk, Assistant Treasurer
Managing Director, Putnam Investments	and Proxy Manager
Since 2005
James P. Pappas (Born 1953)
Vice President	Manager, Mutual Fund Proxy Voting
Since 2004

Managing Director, Putnam Investments and Putnam Manage-
ment. During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation

The address of each Officer is One Post Office Square, Boston, MA 02109.

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Investment Manager
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Investor Servicing Agent
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

Custodian
State Street Bank and Trust Company

Legal Counsel
Ropes & Gray LLP

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP

Trustees
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Charles E. Haldeman, Jr.
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust. It is not authorized for other distribution unless preceded or accompanied by an effective prospectus that describes the trust's policies, charges, and other matters of interest for the prospective investor.

255465 2/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2008	$57,565	$--	$2,322	$275*

December 31, 2007	$54,037	$58	$2,168	$209*

* Includes fees of $275 and $209 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2008 and December 31, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2008 and December 31, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $174,143 and $78,064 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2008	$ -	$73,000	$ -	$ -

December 31, , 2007	$ -	$ 21,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders: Not applicable Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: February 27, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 27, 2009